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                JOHN HANCOCK TAX-FREE BOND FUND, MAY 1, 1995

                SUPPLEMENT TO CLASS A AND CLASS B PROSPECTUS

The "INVESTMENT OBJECTIVE AND POLICIES" section is amended as follows:

The Fund may invest up to 35% of its assets in municipal bonds rated, at time of purchase, Ba, B by Moody's Investors Services, Inc., BB, B by Standard & Poor's Rating Group or Fitch or, if not rated, determined by the Adviser to be of comparable credit quality. These bonds are considered speculative and are generally referred to as junk bonds. While generally providing greater income than investments in higher quality securities, these bonds involve greater risk of principal and income loss, including the possibility of default. These bonds may have greater price volatility, especially during periods of economic uncertainty or change. Bonds rated B are currently meeting debt services requirements but provide a limited margin of safety and are vulnerable to default in the event of adverse business, financial or economic conditions. In addition, the market for these bonds may be less liquid than the market for higher rated securities. Therefore, John Hancock Adviser's judgment at times play a greater role in the performance and valuation of the Fund's investments in these bonds.


"THE FUND'S EXPENSES" section is amended as follows:

The Trustees of the Fund have voted to recommend that the Class A shareholders of the Fund approve an increase in the Rule 12b-1 fee for Class A shares of the Fund from 0.15% of average daily net assets to 0.25% of average daily net assets effective at the end of 1996.



November 28, 1995

5200S 1/96